Business combinations	12 Months Ended
Jun. 30, 2018
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Business combinations

Note 33. Business combinations

Glioblast Pty Ltd

During the prior financial year, Kazia announced it acquired 100% of the issued shares in Glioblast Pty Ltd, a privately-held, neuro-oncology-focused Australian biotechnology company. On the same day, Kazia entered into a worldwide licensing agreement with Genentech to develop and commercialise GDC-0084 (“the Molecule”). These events have been considered a business combination in accordance with IFRS 3.

Details of the acquisition are as follows:

Fair value A$’000

Intellectual property	16,408
Deferred tax liability	(4,512)

Net assets acquired	11,896
Goodwill	—

Acquisition-date fair value of the total consideration transferred	11,896

Representing:
Cash paid or payable to vendor	7,097
Kazia Therapeutics Limited shares issued to vendor	1,544
Contingent consideration	3,255

11,896

Consolidated 2017 A$’000

Cash used to acquire business, net of cash acquired:
Acquisition-date fair value of the total consideration transferred	16,408
Less: contingent consideration	(3,255)
Less: shares issued by company as part of consideration	(1,544)
Less: Deferred Tax Liability	(4,512)

Net cash used	7,097

Consideration transferred

Acquisition-related costs amounting to A$345,000 are not included as part of consideration transferred and have been recognised as an expense in the consolidated statement of profit or loss and other comprehensive income, as part of other expenses.

Goodwill

There is no goodwill arising from this business combination.

Glioblast’s contribution to the Group’s results

Glioblast contributed $nil to the Group’s revenues and profits, respectively from the date of the acquisition to June 30, 2017. Had the acquisition occurred on July 1, 2016, the Group’s revenue for the financial year ended June 30, 2017 would be unchanged.

Contingent consideration

The Glioblast acquisition contains four contingent milestone payments, the first two milestone payments are to be settled with Kazia shares, and the third and fourth milestone payments are to be settled with either cash or Kazia shares at the discretion of Kazia.

The Genentech Agreement comprises of one milestone payment payable on the first commercial licensed product sale.

The range of outcomes of contingent consideration are summarised below.

Milestone	Contingent consideration-High	Contingent consideration-Low
	A$’000	A$’000
Milestone 1	1,250	1,250
Milestone 2	1,250	1,250
Milestone 3	3,705	3,000
Milestone 4	4,199	3,400
Milestone 5	1,394	1,394

Total	11,798	10,294

The contingent considerations listed above are undiscounted.

Each milestone payment is probability weighted for valuation purposes. The milestone payments are discounted to present value, using a discount rate of 35% per annum, if they are expected to be achieved more than 12 months after the valuation date. The contingent consideration was revalued at June 30, 2018 to take into account revised estimated probabilities of certain milestones being achieved.

Kazia is also required to pay royalties to Genentech in relation to net sales. These payments are related to future financial performance, and are not considered as part of the consideration in relation to the Genentech Agreement.